UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 10, 2023

Knife River Holding Company
(Exact name of registrant as specified in its charter)

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
Delaware	1-41642	92-1008893

1150 West Century Avenue
Bismarck, North Dakota 58503
(Address of principal executive offices)
(Zip Code)

Registrant’s telephone number, including area code (701) 530-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

(Title of each class)	(Trading Symbol(s))	(Name of each exchange on which registered)
Common Stock, par value $0.01 per share	KNF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

Knife River Holding Company (the “Company”) previously filed with the U.S. Securities and Exchange Commission a registration statement on Form 10, initially publicly filed on March 10, 2023 (as amended, the “Registration Statement”), relating to the distribution by MDU Resources Group, Inc. (“MDU Resources”) of approximately 90% of the outstanding shares of the Company’s common stock, par value $0.01 per share (the “Knife River Common Stock”), to MDU Resources’ stockholders. On May 10, 2023, the Registration Statement became effective. The Registration Statement includes a preliminary information statement that describes the distribution and provides information regarding the Company’s business and management.

The final information statement, dated May 12, 2023 (the “Information Statement”), describes the separation and distribution and provides important information regarding the Company’s business and management, and is attached hereto as Exhibit 99.1.

As further described in the Information Statement, MDU Resources expects to distribute one share of the Knife River Common Stock for every four shares of MDU Resources common stock, par value $0.01 per share, held as of the close of business on May 22, 2023, the record date for the distribution. Subject to the satisfaction or waiver of the conditions for the distribution, which are described in the Information Statement, the distribution is expected to occur at 11:59 p.m., Eastern time, on May 31, 2023 (the “Distribution Date”).

Beginning on May 25, 2023, Knife River Common Stock will commence trading on a “when-issued” basis on the New York Stock Exchange under the ticker symbol “KNF WI” and will continue up to and through the Distribution Date. Following the completion of the distribution, MDU Resources common stock will continue to trade in the regular way on the NYSE under the ticker symbol “MDU” and Knife River Common Stock will commence trading in the regular way on the NYSE under the ticker “KNF.”

In accordance with General Instructions B.2 of Form 8-K, the information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. The information set forth herein will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01. Financial Statements and Exhibits.

(d)          Exhibits. The following exhibits are being furnished as part of this report.

Exhibit Number	Description
99.1	Information Statement of Knife River Holding Company, dated May 12, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Cautionary Note on Forward Looking Statement

The information in this report includes certain forward-looking statements within the meaning of Section 21E of the Exchange Act. The forward-looking statements contained in this report, including statements about the planned separation of Knife River Corporation from MDU Resources, the distribution of the Company’s common stock to MDU Resources’ stockholders, and the future state of the Company, are expressed in good faith and are believed by the Company to have a reasonable basis. Nonetheless, actual results may differ materially from the projected results expressed in the forward-looking statements. There can be no assurance of the ultimate timing of the distribution or that the distribution will be completed. The Company assumes no obligation to update the information contained herein, which speaks only as of the date hereof. For a discussion of some of the important factors that could cause the Company’s results to differ materially from those expressed in, or implied by, the forward-looking statements included in this report, investors should refer to the disclosure contained under the heading “Risk Factors” in the Company’s registration statement on Form 10.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 12, 2023	KNIFE RIVER HOLDING COMPANY

	By:	/s/ Brian R. Gray
		Name:	Brian R. Gray
		Title:	President and Chief Executive Officer